SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2003
                                                   November 1, 2003


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)



 Delaware                           001-13668                     13-3692801
(State or other                    (Commission                   (IRS Employer
 jurisdiction of                    File Number)                  Identification
 incorporation or                                                 Number)
 organization)

388 Greenwich Street, New York, New York                              10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)   Exhibits:

                  1. Trustee's Report with respect to the October 31, 2003 Distribution Date for the CorTS Trust for PECO Energy Capital Trust III

                  2.    Trustee's  Report with  respect to the  November 1, 2003
                        Distribution   Date  for  the   CorTS   Trust  for  Ford
                        Debentures

 Item 8.    Change in Fiscal Year

            Not Applicable.

Item 9.     Regulation FD Disclosure

            Not Applicable.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        By: /s/ John W. Dickey
                                        ----------------------------------------
                                        Name: John W. Dickey
                                        Title: Authorized Signatory






November  , 2003

EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----
   1     Trustee's Report with respect to the October 31, 2003              5
         Distribution Date for the CorTS Trust for PECO Energy
         Capital Trust III

   2     Trustee's Report with respect to the November 1, 2003              6
         Distribution Date for the CorTS Trust for Ford Debentures

                                 Exhibit 1

To the Holders of:
CorTS Trust for PECO Energy Capital Trust III
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22080R206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for PECO Energy Capital Trust III, hereby gives notice with respect to the Distribution Date of October 31, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 1.000000       $ 1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $27,500,000 aggregate principal amount of PECO Energy Capital Trust III 7.38% Capital Trust Pass- Through Securities due April 6, 2028 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,014,750 Certificates representing $25,368,750 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                 Exhibit 2


To the Holders of:
CorTS Trust for Ford Debentures
7.4% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22080Q208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Ford Debentures, hereby gives notice with respect to the Distribution Date of November 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 0.925000       $ 0.925000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $300,000,000 aggregate principal amount of Ford Motor Company 7.4% Debentures due November 1, 2046 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 12,000,000 Certificates representing $300,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National
Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.